Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13a-14(a) UNDER THE SECURITIES
EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Lafair, certify that:

1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of CS Disco, Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2022	By:	/s/ Michael Lafair
	Name:	Michael Lafair
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)